Exhibit 4.1

COMMON STOCK	INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA	COMMON STOCK

SWEET SUCCESS ENTERPRISES, INC. Authorized Common Stock, 60,000,000 $.0001 PAR VALUE

CUSIP# 87042Q 10 9

THIS CERTIFIES THAT:

IS THE OWNER OF:

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.0001 PAR VALUE EACH OF:

SWEET SUCCESS ENTERPRISES, INC.

Hereinafter designated the “Corporation”, transferable on the books of the Corporation upon surrender of this Certificate properly endorsed or assigned.  This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended.  This certificate is not valid until countersigned by the Transfer Agent and registered and by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/	/s/
Secretary	President

COUNTERSIGNED:

EXECUTIVE REGISTRAR & TRANSFER INC

3615 SOUTH HURON STREET # 104

ENGLEWOOD, CO 80110

By:

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COMM	-as tenants in common	UNIF GIFT MIN ACT—	Custodian
		(Cust)		(Minor)

TEN ENT	–as tenants by the entireties	under Uniform Gifts to Minors

JT TEN	–as joint tenants with right of Survivorship and not as Tenants in common
Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value received.                               hereby sell, assign and transfer unto

Please insert social security or other

identifying number or assignee

(NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the

books of the within named Corporation, with full power of substitution in the premises.

Dated:

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE PAGE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.